FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        March 28, 2003 (March 28, 2003)

                           Trimble Navigation Limited
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

                                     0-18645
                            (Commission File Number)

                                   94-2802192
                             (IRS Employer I.D. No.)
                         645 N. Mary Ave. Sunnyvale, CA
                    (Address of principal executive offices)

                                      94088
                                   (Zip Code)
       Registrant's telephone number, including area code: (408) 481-8000



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Item 5. Other Events.

     On March 28, 2003, Trimble Navigation Limited, a California corporation, announced that it has reached a definitive agreement with Nikon Corporation to form a joint venture in Japan. A copy of the press release dated March 28, 2003 relating to this announcement is attached as Exhibit 99.1 and is incorporated into this current report by reference.

Item 7.  Financial Statements and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits.
99.1 Text of Company Press Release dated March 28, 2003.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   TRIMBLE NAVIGATION LIMITED
                                                   a California corporation


         Dated: March 28, 2003                     /s/ Mary Ellen Genovese
                                                   -----------------------
                                                   Mary Ellen Genovese
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX
                           Exhibit Number Description

99.1 Text of Company Press Release dated March 28, 2003.